Scudder
Managed
Municipal
Bonds

Semiannual Report
June 30, 1998

Pure No-Load(TM) Funds

A fund that seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                         Scudder Managed Municipal Bonds

--------------------------------------------------------------------------------
Date of Inception: 10/14/76  Total Net Assets as of      Ticker Symbol:  SCMBX
                            6/30/98: $732.72 million
--------------------------------------------------------------------------------

o Scudder Managed Municipal Bonds' 30-day net annualized SEC yield was 4.19% as of June 30, 1998. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 6.55% and 6.94%, respectively.

o The Fund received four stars from Morningstar, reflecting an "above-average" rating for risk-adjusted performance through June 30, 1998.*

o For the six-month, as well as the one-, three-, five- and ten-year periods ended June 30, 1998, the Fund's total returns outpaced the average performance of similar municipal bond funds as tracked by Lipper Analytical Services. Please see page 6 for additional Lipper performance information.



                                Table of Contents

   3  Letter from the Fund's President   20  Financial Statements
   4  Performance Update                 23  Financial Highlights
   5  Portfolio Summary                  24  Notes to Financial Statements
   6  Portfolio Management Discussion    28  Officers and Trustees
   9  Glossary of Investment Terms       29  Investment Products and Services
  10  Investment Portfolio               30  Scudder Solutions



* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three- and five-year performance and three stars for ten-year performance, and was rated among 1549, 860, and 349 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.


                      2 - Scudder Managed Municipal Bonds

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Managed Municipal Bonds' performance over its most recent six-month period ended June 30, 1998. The Fund posted a 4.19% 30-day net annualized SEC yield as of June 30, equivalent to a taxable yield of 6.94% for investors in the top federal tax bracket. In addition, the Fund earned a four-star Morningstar rating as of June 30. The Fund also outpaced the average total return of similar funds as tracked by Lipper as of June 30, 1998, for the six-month as well as the one-, three-, five- and ten-year periods.

     Recent evidence indicates renewed investor interest in tax-exempt bonds. In part this traces to investors who are heavily invested in the stock market, seeking to rebalance their portfolios. A recent example was the Long Island Power Authority's successful offering of $3.4 billion of municipal securities -- the largest ever -- which received bids for almost four times that amount from institutional and individual investors. We are confident that investors in higher tax brackets will continue to recognize the potential value of holding some portion of their portfolio in tax-exempt securities.

     For those of you interested in the newest Scudder offerings, we would like to take this opportunity to highlight two upcoming additions to our international category, both of which are scheduled to begin operations on September 1. Scudder International Growth Fund will seek long-term capital appreciation by investing primarily in the equity securities of foreign companies with high earnings growth potential, and Scudder International Value Fund will seek long-term capital appreciation by investing primarily in undervalued foreign equity securities. These two funds make Scudder among the first in the industry to offer funds that pursue long-term growth of capital internationally in both the growth and value styles of investing. Please see page 29 for more information on Scudder products and services.

     If you have any questions regarding Scudder Managed Municipal Bonds or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Managed Municipal Bonds


                      3 - Scudder Managed Municipal Bonds

PERFORMANCE UPDATE as of June 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                            Total Return
Period          Growth     --------------
Ended             of                Average
6/30/98        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER MANAGED MUNICIPAL BONDS
--------------------------------------------
1 Year         $ 10,845       8.45%    8.45%
5 Year         $ 13,451      34.51%    6.11%
10 Year        $ 22,385     123.85%    8.39%

--------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------------
1 Year         $ 10,865       8.65%    8.65%
5 Year         $ 13,675      36.75%    6.46%
10 Year        $ 22,197     121.97%    8.30%
--------------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER MANAGED MUNICIPAL BONDS
Year            Amount
----------------------
'88            $10,000
'89            $11,390
'90            $11,997
'91            $13,092
'92            $14,719
'93            $16,642
'94            $16,510
'95            $17,845
'96            $18,993
'97            $20,641
'98            $22,385

LEHMAN BROTHERS MUNICIPAL
BOND INDEX
Year            Amount
----------------------
'88            $10,000
'89            $11,138
'90            $11,898
'91            $12,969
'92            $14,498
'93            $16,232
'94            $16,260
'95            $17,694
'96            $18,869
'97            $20,430
'98            $22,197

Lehman Brothers Municipal Bond Index is an unmanaged market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                     1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                   -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $8.82   $8.36   $8.47   $8.86   $9.17   $8.35   $8.52   $8.61   $8.88   $9.11
INCOME DIVIDENDS..   $ .60   $ .57   $ .54   $ .47   $ .50   $ .46   $ .48   $ .45   $ .46     .46
CAPITAL GAINS
DISTRIBUTIONS.....   $ .12   $ .33   $ .09   $ .12   $ .29   $ .31   $  --   $  --    $.01   $ .05
FUND TOTAL
RETURN (%)........   13.90    5.32    9.13   12.43   13.06    -.80    8.09    6.43    8.68    8.45
INDEX TOTAL
RETURN (%)........   11.39    6.81    9.01   11.77   11.96     .20    8.82    6.64    8.27    8.65

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                       4 - Scudder Managed Municipal Bonds

PORTFOLIO SUMMARY as of June 30, 1998
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Electric Utility Revenue                 22%
Core Cities/Lease                        12%
Hospital/Health                           8%
Water/Sewer Revenue                       8%
Pollution Control/
Industrial Development                    8%
State General Obligation                  6%
Toll Revenue/Transportation               6%
Higher Education                          5%
Other General Obligation/Lease            5%
Housing Finance Authority                 4%
Miscellaneous Municipal                  16%
--------------------------------------------
                                        100%
--------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Diversification remains an
important strategy for the Fund,
allowing us to spread risk over a
large number of sectors,
maturities, and geographic areas.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA*                                     60%
AA                                        9%
A                                        17%
BBB                                      10%
Not Rated                                 4%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average quality: AA
* Includes Cash Equivalents

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's overall quality
remains high, with 69% of
Fund assets rated AAA or AA
or the equivalent.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                          4%
1 - 5                                    18%
5 - 10                                   39%
10 - 15                                  24%
Greater than 15 years                    15%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average effective maturity: 9.4 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We continued to take a
cautious stance on the market,
maintaining an average
maturity similar to that of the
Fund's benchmark, the Lehman
Brothers Municipal Bond
Index.

For more complete details about the Fund's investment portfolio, see page 10.


                      5 - Scudder Managed Municipal Bonds

                         Portfolio Management Discussion

Dear Shareholders,

During a period marked by a heavy supply of municipal bonds as well as rising demand, the performance of municipal bonds was mixed over the six-month period ended June 30, 1998. Scudder Managed Municipal Bonds provided a 2.34% total return for the period, outpacing the 2.26% average return of similar funds as tracked by Lipper Analytical Services, Inc. In addition, the Fund posted a 30-day net annualized SEC yield of 4.19% as of June 30, equivalent to fully taxable yields of 6.55% and 6.94%, respectively, for investors in the 36% and 39.6% federal tax brackets. The Fund's total return was comprised of a $0.02 decline in net asset value to $9.11, offset by income distributions of $0.23 per share and $0.01 per share in long-term capital gains. For the 12-month period ended June 30, the Fund's total return was 8.45%.

Scudder Managed Municipal Bonds continues to display competitive long-term performance: As shown in the accompanying chart, the Fund's average annual total return outpaced the average return of its peer group for the six-month period, as well as for one-, three-, five- and ten-year periods. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.


 Consistently Exceeding the Averages
 (Average annual returns for periods ended June 30, 1998)

                  Scudder          Lipper
                  Managed         average      Number
                 Municipal         annual      of Funds
   Period      Bonds return       return       tracked
   ------      ------------       ------       -------

 Six months        2.34%           2.26%         246

 1 year            8.45%           8.39%         233

 3 years           7.85%           7.32%         192

 5 years           6.11%           5.77%         124

 10 years          8.39%           7.95%          70

Past performance does not guarantee future results.


                             Portfolio Reallocations
                                   Boost Bonds

During the first and second quarters of 1998, U.S. equity markets continued their winning ways, despite additional bad economic news from Asia during the second quarter. Bonds actually benefited from news of Asia's troubles (and outperformed equities during the second quarter), as income investors came to believe that the Federal Reserve would not raise interest rates any time soon, despite the Fed's well-publicized current bias towards tightening credit. In turn, mutual fund investors began to allocate a larger portion of their portfolios to fixed income, pushing bond prices up further. Long-term Treasuries were the most obvious benefactor of this renewed interest, as 30-year Treasury yields declined to 5.63%, the lowest yield for this class of Treasury security since the U.S. government began auctioning these bonds in 1972.


                      6 - Scudder Managed Municipal Bonds

As is often the case, municipal bonds lagged behind U.S. Treasuries in terms of yield declines and price increases. Though this lag -- when it occurs -- can offer a benefit when yields are rising and fixed-income markets are volatile, municipal bonds registered more modest gains compared with Treasuries during the first six months of 1998. Over the period, 10-year Treasury bond yields declined one-third of a percentage point and their prices rose 2.4%, while 10-year municipal bond yields and prices were unchanged.

Part of the municipal market's slower reaction to favorable economic conditions for bonds compared with Treasuries can be attributed to the complexity of pricing the wide range of municipal bonds available in the marketplace, but supply issues played the most significant role. While Treasury supply has contracted recently, thanks to the shrinking Federal deficit, the supply of municipal bonds has grown substantially, overwhelming recent increases in demand. Municipal supply during the first six months of 1998 was $149 billion, up 54% compared with the same period in 1997.


                                Two-Tier Strategy

Our portfolio strategy during the first half of 1998 had two main elements, in conjunction with Scudder Managed Municipal Bonds' primary goals of generating federally tax-free income through investments in high-grade, long-term municipal securities, while posting competitive total return. First, because longer-intermediate municipal bonds offered more attractive yields, the Fund shifted out of some nine- and 10-year bonds into 15- to 20-year bonds. Second, the Fund continued its strong emphasis on call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the Fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities.

In addition, we continued to take a cautious interest rate stance on the market, maintaining a neutral average portfolio duration similar to that of the Lehman Brothers Municipal Bond Index. As of June 30, the Fund's average duration was
9.4 years. (Duration gives relative weight to both interest and principal payments and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Overall portfolio quality remains high, with 69% of the Fund's portfolio rated AAA or AA, or of equivalent quality. And diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of June 30, 1998, the Fund held securities issued in 26 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on page 5 provides more information about the Fund's holdings, including quality, maturity, and sector representation.


                           Cautious Optimism on Bonds

It is difficult to predict whether the Federal Reserve will choose to raise short-term interest rates in the near future to prevent a resurgence of inflation, but we do believe Asia's economic woes by themselves will restrain


                      7 - Scudder Managed Municipal Bonds

U.S. economic growth for the remainder of 1998 and into 1999. Because the difference or "spread" between the short- and long-term interest rates of Treasury securities is unusually narrow at present, it's difficult to predict continued significant declines in Treasury rates for the remainder of the year. But as we've mentioned, municipal bonds have lagged Treasuries of late, and we believe longer-maturity municipals have the potential to post gains if the U.S. economy slows.

In conjunction with the Fund's objective to pursue high current income and attractive total return in high-grade municipals, the Fund will seek to purchase select longer-maturity noncallable bonds over the coming months. And as always, rather than attempting to predict short-term market movements, we will continue to search for the best value when making investment decisions. Thank you for investing with Scudder.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon         /s/M. Ashton Patton

Philip G. Condon            M. Ashton Patton



                      8 - Scudder Managed Municipal Bonds

                          Glossary of Investment Terms

 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 GENERAL OBLIGATION BOND          A municipal bond backed by the "full faith
                                  and credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND                   An interest-bearing debt security issued by a
                                  state or local government entity.

 NET ASSET VALUE (NAV)            The price per share of a mutual fund based on
                                  the sum of the market value of all the
                                  securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD         The level of yield a fully taxable instrument
                                  would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD                 The standard yield reference for bond funds,
                                  based on a formula prescribed by the SEC.
                                  This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                      9 - Scudder Managed Municipal Bonds

              Investment Portfolio as of June 30, 1998 (Unaudited)

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------

Short-Term Municipal Investments 1.3%
------------------------------------------------------------------------------------------------------------------------------
California

Santa Clara County, CA, Transit District, Daily Adjustable Rate, Series 1985A,
  4%, 6/1/2015* ................................................................  1,400,000          MIG1            1,400,000

Illinois

Chicago-O'Hare International Airport, Daily Demand Note, 4%, 12/1/2017* ........  1,000,000          P1              1,000,000

North Carolina

Raleigh, NC, Airport Authority Special Facility Revenue, Daily Demand Note,
  Series 1995B1, 3.85%, 11/1/2015* .............................................  1,000,000          A1+             1,000,000

Ohio

Ohio Air Quality Development Authority, Cincinnati Gas and Electric, Daily
  Demand Note, 3.8%, 12/1/2015* ................................................  2,000,000          A1+             2,000,000

Texas

Harris County, TX, Health Facilities Authority, Saint Lukes, Daily Demand Note,
  4%, 2/15/2027* ...............................................................  1,300,000          A1+             1,300,000
North Central TX, Health Facilities Development Corp., Presbyterian Medical
  Center, 1995 Series D, Daily Demand Note, Series C, 4%, 12/1/2015* ...........  3,000,000          MIG1            3,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $9,700,000)                                                             9,700,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 98.7%
------------------------------------------------------------------------------------------------------------------------------
Alaska

North Slope Borough, AK, General Obligation:
  Series B, Zero Coupon, 1/1/2003 (c) ..........................................  8,000,000          AAA             6,570,480
  Capital Appreciation:
   Series A, Zero Coupon, 6/30/2006 (c) ........................................  7,000,000          AAA             4,872,700
   Series B, Zero Coupon, 6/30/2004 (c) ........................................ 15,000,000          AAA            11,498,550
   Series B, Zero Coupon, 6/30/2005 (c) ........................................ 18,200,000          AAA            13,301,288

Arizona

Maricopa County, AZ, School District #28, Kyrene Elementary School, Series B,
  Zero Coupon, 1/1/2006 ........................................................  4,905,000          AAA             3,502,366

California

California General Obligation:
  6.25%, 10/1/2007 (c) .........................................................  4,000,000          AAA             4,570,240
  6.25%, 4/1/2008 (c) ..........................................................  5,000,000          AAA             5,726,700
  6.6%, 2/1/2009 (c) ........................................................... 15,600,000          AAA            18,313,932
California Housing Finance Agency, Multi-Unit Rental Housing Revenue, Series A,
  7.7%, 8/1/2010 ...............................................................  1,000,000          A               1,102,060

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder Managed Municipal Bonds

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
California Pollution Control Financing Authority, Solid Waste Disposal Revenue,
  Canadian Fibre of Riverside PJ, Series 1997A, 9%, 7/1/2019 ................... 12,000,000          NR             12,558,720
California Statewide Community Development Authority, Certificate of
  Participation, Lutheran Homes, 5.5%, 11/15/2008 ..............................  2,250,000          A               2,413,530
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior
  Lien, Series A:
   Step-up Coupon, 0% to 1/1/2005, 7.05% to 1/1/2009 ...........................  5,000,000          BBB             3,913,900
   Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2011 ............................  4,000,000          BBB             3,197,040
   Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2012 ............................  4,000,000          BBB             3,180,760
   Step-up Coupon, 0% to 1/1/2005, 7.15% to 1/1/2014 ...........................  6,250,000          BBB             4,953,563
   Zero Coupon, 0% to 1/1/2015 ................................................. 11,000,000          BBB             4,573,030
Los Angeles County, CA, Certificate of Participation, Disney Parking Project:
  Zero Coupon, 9/1/2007 ........................................................  4,030,000          A               2,528,221
  Zero Coupon, 9/1/2009 ........................................................  5,425,000          A               3,040,984
Roseville, CA, Unified High School District, General Obligation:
  Series B, Zero Coupon, 8/1/2010 (c) ..........................................  1,830,000          AAA             1,036,402
  Series B, Zero Coupon, 8/1/2015 (c) ..........................................  1,000,000          AAA               420,860
San Joaquin, CA, Certificate of Participation, County Public Facilities
  Project, 5.5%, 11/15/2013 (c) ................................................  3,895,000          AAA             4,188,839
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue,
  Capital Appreciation, Refunding, Series 1997A, Zero Coupon, 1/15/2012 ........  2,000,000          AAA             1,030,120

Colorado

Castle Rock Ranch Colorado Public Improvements Authority Public Facilities
  Revenue, 6.25%, 12/1/2017 ....................................................  4,820,000          AA              5,549,844
Colorado Housing Finance Authority Revenue:
  Series A, 8.1%, 10/1/2005 ....................................................  2,030,000          AA              2,285,252
  Series A, 8.15%, 10/1/2006 ...................................................  2,145,000          AA              2,414,369
  Series A, 8.25%, 10/1/2010 ...................................................  1,940,000          AA              2,166,495
  Series A, 8.25%, 10/1/2011 ...................................................  1,680,000          AA              1,870,042
  Series A, 8.25%, 10/1/2012 ...................................................  1,945,000          AA              2,157,219
  Series A, Multi-Family Mortgage:
   8.15%, 10/1/2007 ............................................................  2,320,000          AA              2,606,613
   8.2%, 10/1/2008 .............................................................  2,510,000          AA              2,819,684
   8.2%, 10/1/2009 .............................................................  2,725,000          AA              3,050,147
Denver, CO, Urban Renewal Authority Tax Incremental Revenue, 7.5%, 9/1/2004 ....  1,000,000          NR              1,072,080

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder Managed Municipal Bonds


                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
District Of Columbia

District of Columbia, Certificate of Participation:
  7.3%, 1/1/2013 ...............................................................  1,000,000          BB              1,089,950
  Series 1993, 6.875%, 1/1/2003 ................................................  2,155,000          BB              2,250,854
District of Columbia, General Obligation:
  Series A, 5.875%, 6/1/2005 (c) ...............................................  3,300,000          AAA             3,569,115
  Series B, Zero Coupon, 6/1/2003 (c) ..........................................  2,000,000          AAA             1,612,960
  Series B3, 5.3%, 6/1/2005 (c) ................................................  1,350,000          AAA             1,414,368
  Series B3, 5.5%, 6/1/2007 (c) ................................................  1,000,000          AAA             1,063,690
  Series B3, 5.5%, 6/1/2008 (c) ................................................  3,225,000          AAA             3,435,431
District of Columbia, Georgetown University, Series A, 7.25%, 4/1/2011 .........  2,965,000          A               3,031,772
District of Columbia Water and Sewer Authority, Public Utility Revenue, 6%,
  10/1/2013 ....................................................................  3,630,000          AAA             4,059,284

Georgia

Burke County, GA, Development Authority, Pollution Control Revenue, Ogelthorpe
  Power Corp., Vogtle Project, 7.7%, 1/1/2006 (c) ..............................  5,000,000          AAA             5,842,350
Fulton County, GA, School District, General Obligation, Series 1998, 5.375%,
  1/1/2016 (e) .................................................................  1,500,000          AA              1,579,470
Georgia Municipal Electricity Authority Power Revenue, 6.5%, 1/1/2012 ..........  3,500,000          AAA             4,082,470
Monroe County, GA, Development Authority, Pollution Control Revenue, Ogelthorpe
  Power Corporation, Scherer Project, 6.7%, 1/1/2009 ...........................  3,255,000          A               3,766,361
Municipal Electric Authority of Georgia, Power Revenue, Series V, 6.5%,
  1/1/2012 (c) .................................................................  5,000,000          AAA             5,810,400

Illinois

Central Lake County, IL, Joint Action Water Agency, Refunding Revenue, Zero
  Coupon, 5/1/2004 (c) .........................................................  2,445,000          AAA             1,887,907
Chicago, IL, General Obligation:
  Emergency Telephone System, 5.6%, 1/1/2009 (c) ...............................  7,200,000          AAA             7,813,152
  Lease, Board of Education, Series A, 6.25%, 1/1/2015 (c) .....................  2,725,000          AAA             3,128,000
  Series 1996-A-2, 6.25%, 1/1/2014 (c) .........................................  3,750,000          AAA             4,308,638
Chicago, IL, Motor Fuel Tax Revenue, 5.375%, 1/1/2014 (c) ......................  5,000,000          AAA             5,272,550
Chicago, IL, Public Building Commission:
  Building Revenue, Series A, 5.25%, 12/1/2008 (c) .............................  2,655,000          AAA             2,816,796
  Capital Appreciation, ETM, Series 1990A, Zero Coupon, 1/1/2008 (c)** .........  4,000,000          AAA             2,591,560
Chicago, IL, Wastewater Transmission Revenue, 5.375%, 1/1/2013 (c) .............  3,100,000          AAA             3,284,698
Cook County, IL, Community High School District #233, Homewood & Flossmor,
  Series 1993B, Zero Coupon, 12/1/2011 (c) .....................................  1,690,000          AAA               879,121

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder Managed Municipal Bonds

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Du-Page, IL, Industrial Development Revenue, Weyerhaeuser Company Project,
  Series 1983, 8.65%, 11/1/2008 ................................................  3,600,000          NR              3,659,364
Hoffman Estates, IL, Tax Incremental Revenue, Zero Coupon, 5/15/2006 ...........  8,500,000          A               5,895,685
Illinois Development Finance Authority Refunding Revenue Commonwealth Edison,
  Series 1994, 5.85%, 1/15/2014 (c) ............................................  5,000,000          AAA             5,486,050
Illinois Educational Facilities Authority, Loyola University, Zero Coupon,
  7/1/2005 (c) .................................................................  3,100,000          AAA             2,265,325
Illinois Health Facilities Authority:
  Delnor Community Hospital, 5.5%, 5/15/2013 (c) ...............................  1,500,000          AAA             1,543,095
  Memorial Medical Center -- Springfield, 5.25%, 10/1/2009 (c) .................  1,725,000          AAA             1,802,453
Illinois Health Facilities Authority Revenue, Centegra Health System, Series
  1998, 5.2%, 9/1/2012 .........................................................  1,000,000          A-                996,950
Illinois State Sales Tax Revenue, Series P, 6.5%, 6/15/2013 ....................  2,100,000          AAA             2,460,591
Northern Illinois University, Board of Regents:
  Series 1992, Zero Coupon, 4/1/2005 (c) .......................................  1,865,000          AAA             1,378,198
  Series 1992, Zero Coupon, 10/1/2005 (c) ......................................  1,865,000          AAA             1,347,668
  Series 1992, Zero Coupon, 4/1/2006 (c) .......................................  1,865,000          AAA             1,312,829
  Series 1992, Zero Coupon, 10/1/2006 (c) ......................................  1,865,000          AAA             1,283,437
  Series 1992, Zero Coupon, 4/1/2007 (c) .......................................  1,865,000          AAA             1,249,364
  Series 1992, Zero Coupon, 10/1/2007 (c) ......................................  1,865,000          AAA             1,221,090
Oak Lawn, IL, Water and Sewer Revenue:
  Series A, Zero Coupon, 10/1/2003 (c) .........................................  1,295,000          AAA             1,029,292
  Series A, Zero Coupon, 10/1/2004 (c) .........................................  1,295,000          AAA               981,649
  Series A, Zero Coupon, 10/1/2005 (c) .........................................  1,295,000          AAA               935,780
  Series A, Zero Coupon, 10/1/2006 (c) .........................................  1,295,000          AAA               891,180
Rosemont, IL:
  Zero Coupon, Tax Increment, 12/1/2004 (c) ....................................  6,000,000          AAA             4,514,700
  Zero Coupon, Tax Increment-3, Series C, 12/1/2005 (c) ........................  7,060,000          AAA             5,063,714
State University Retirement System, IL, Special Revenue, Zero Coupon,
  10/1/2005 (c) ................................................................  7,000,000          AAA             5,058,270
University of Chicago, IL, Hospital Refunding, 5.5%, 8/15/2008 (c) .............  2,500,000          AAA             2,632,125
Will County, IL, School District #201-U, Crete Monee, Zero Coupon,
  12/15/2006 (c) ...............................................................  3,725,000          AAA             2,539,705
Winnebago County, IL, School District #122:
  6.55%, 6/1/2009 (c) ..........................................................  1,675,000          AAA             1,963,536
  6.55%, 6/1/2010 (c) ..........................................................  1,825,000          AAA             2,146,437

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder Managed Municipal Bonds

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Indiana

Indiana Health Facilities Financing Authority, Hospital Revenue Community
  Hospitals Project, Tax Exempt Custodian Receipts Refund:
   Series 1990A, 6%, 7/1/2001 ..................................................    205,000          AAA               215,840
   Series 1990A, 6%, 7/1/2003 ..................................................    230,000          AAA               247,432
   Series 1990A, 6%, 7/1/2004 ..................................................    240,000          AAA               260,064
   Series 1990A, 6%, 7/1/2005 ..................................................    255,000          AAA               278,238
   Series 1990A, 6%, 7/1/2006 ..................................................    270,000          AAA               296,776
   Series 1990A, 6%, 7/1/2007 ..................................................    285,000          AAA               314,364
   Series 1990A, 6%, 7/1/2009 ..................................................    165,000          AAA               183,264
   Series 1990A, 6%, 7/1/2010 ..................................................    175,000          AAA               194,838
   Series 1990A, 6%, 7/1/2011 ..................................................    185,000          AAA               206,290
   Series 1990A, 6%, 7/1/2012 ..................................................    190,000          AAA               212,021
   Series 1990A, 6%, 7/1/2013 ..................................................    200,000          AAA               223,406
   Series 1990A, 6%, 7/1/2014 ..................................................    215,000          AAA               240,258
   Series 1990A, 6%, 7/1/2015 ..................................................    225,000          AAA               251,393
   Series 1990A, 6%, 7/1/2016 ..................................................    235,000          AAA               262,086
   Series 1990A, 6%, 7/1/2017 ..................................................    250,000          AAA               279,125
   Series 1990A, 6%, 7/1/2018 ..................................................    265,000          AAA               296,469
   Series 1997A, 6%, 7/1/2002 ..................................................    215,000          AAA               229,123
   Series 1997A, 6%, 7/1/2008 ..................................................    160,000          AAA               177,526
Indiana Municipal Power Agency, Power Supply System:
  Series B, 6%, 1/1/2012 (c) (f) ...............................................  1,750,000          AAA             1,964,340
  Series B, 5.5%, 1/1/2016 (c) (f) .............................................  8,960,000          AAA             9,489,267
Indiana Transportation Finance Authority, Highway Revenue, Series A, 5.75%,
  6/1/2012 (c) .................................................................  5,000,000          AAA             5,488,700
Rockport, IN, Pollution Control Revenue, Series B, Refunding Bonds, 7.6%,
  3/1/2016 .....................................................................  4,500,000          BBB             4,885,695

Louisiana

Bastrop, LA, Industrial Development Board Pollution Control Revenue,
  International Paper Co. Project, 6.9%, 3/1/2007 .............................. 10,250,000          A              11,268,850
New Orleans, LA, General Obligation, Zero Coupon, 9/1/2005 (c) .................  2,500,000          AAA             1,798,100

Maryland

Northeast Maryland Waste Disposal Authority, Southwest Resource Recovery System
  Revenue:
   6.9%, 1/1/2000 ..............................................................  1,595,000          AAA             1,662,484

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder Managed Municipal Bonds

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
   7.2%, 1/1/2006 ..............................................................  3,440,000          AAA             3,960,369
   7.2%, 1/1/2007 ..............................................................  3,390,000          AAA             3,902,805

Massachusetts

Massachusetts Bay Transportation Authority, General Transportation System,
  Series B, 6.2%, 3/1/2016 .....................................................  2,500,000          A               2,865,025
Massachusetts College Building Authority Project:
  Series A, 7.5%, 5/1/2010 .....................................................  4,110,000          A               5,158,091
  Series A, 7.5%, 5/1/2014 .....................................................  3,750,000          A               4,829,550
Massachusetts Health & Educational Facilities Authority, Massachusetts General
  Hospital, Series F, 6.25%, 7/1/2012 (c) ......................................  3,000,000          AAA             3,416,730
Massachusetts Water Resource Authority:
  General Revenue, Series C, 6%, 12/1/2011 ..................................... 10,000,000          A              11,229,500
  Series A, 6.5%, 7/15/2009 ....................................................  2,625,000          A               3,045,551
  Series A, 6.5%, 7/15/2019 .................................................... 13,445,000          A              15,894,948

Michigan

Michigan State Hospital Finance Authority, Hospital Revenue, Sinai Hospital,
  Series 1995, 6%, 1/1/2008 ....................................................  3,000,000          A               3,231,780
Michigan State Trunk Line, Series 1998A, 5.25%, 11/1/2013 ......................  3,000,000          AA-             3,138,510

Montana

Montana Board Housing Revenue, Capital Appreciation, Single-Family Revenue,
  Series A, Zero Coupon, 6/1/2010 ..............................................  3,265,000          AA                880,766

Nevada

Nevada State Housing Division, Single Family Mortgage Revenue, Series R, 5.95%,
  10/1/2011 ....................................................................  5,895,000          AA              6,163,989

New Hampshire

New Hampshire Higher Educational & Health Facilities Authority Revenue, 6.2%,
  1/1/2012 .....................................................................  1,085,000          BBB             1,161,069
New Hampshire State Housing Authority, Single Family Revenue, 5.9%, 7/1/2019 ...  1,940,000          AA              2,133,243

New York

Long Island Power Authority, Electric Systems Revenue, Series 1998A, 5%,
  12/1/2018 (c) ................................................................  2,000,000          AAA             1,957,340
Metropolitan Transportation Authority of New York:
  Services Contract, 5.75%, 7/1/2013 (c) .......................................  6,775,000          AAA             7,423,435
  Transit Facilities Revenue, 7%, 7/1/2002 .....................................  1,595,000          BBB             1,741,756
New York, NY, 7%, 2/1/2005 .....................................................  2,700,000          AAA             2,999,565
New York City, NY, General Obligation:
  Series 1995 B, 6.75%, 8/15/2003 ..............................................  3,000,000          A               3,321,870

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder Managed Municipal Bonds

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Series 1995 E, 6.6%, 8/1/2004 ................................................  6,500,000          A               7,224,490
  Series 1995 E, 6.5%, 2/15/2005 ...............................................  7,000,000          A               7,760,060
  Series 1996 G, 6.75%, 2/1/2009 ...............................................  3,000,000          A               3,467,430
  Series A, 6.375%, 8/1/2004 ...................................................  5,000,000          A               5,411,600
  Series B, 6%, 8/15/2004 ......................................................  3,425,000          A               3,700,952
  Series B, 6.1%, 8/15/2005 ....................................................  3,510,000          A               3,833,236
  Series H, 7.2%, 8/1/2001 .....................................................    255,000          A                 275,418
  Series H, 7.2%, 8/1/2001 (c) .................................................  2,005,000          AAA             2,160,548
  Prerefunded Balance, Series 1989D, 7%, 8/1/2002 (c) (d) ......................  1,200,000          AAA             1,259,856
  Prerefunded, Series 1989D, 7%, 8/1/2002 (c) (d) ..............................  1,805,000          AAA             1,895,034
  Unrefunded Balance, Series 1989D, 7%, 8/1/2002 ...............................  1,125,000          A               1,176,795
  Unrefunded Balance, Series 1989D, 7%, 8/1/2002 (c) ...........................  1,215,000          AAA             1,273,599
  Unrefunded Balance, Series 1992-H, 7%, 2/1/2005 ..............................  1,195,000          A               1,312,433
New York State Dormitory Authority:
  City University System, Consolidated Revenue:
   Series A, 5.75%, 7/1/2006 ...................................................  4,000,000          BBB             4,280,200
   Series A, 5.75%, 7/1/2006 (c) ...............................................  3,000,000          AAA             3,268,590
   Series E, 5.75%, 7/1/2006 ...................................................  5,255,000          BBB             5,623,113
   Series F, 5.375%, 7/1/2007 ..................................................  2,000,000          BBB             2,089,220
  College and University Pooled Capital Program, 7.8%,12/1/2005 (c) ............  3,225,000          AAA             3,334,715
  Montefiore Medical Center, 5.75%, 8/1/2007 (c) ...............................  5,015,000          AAA             5,474,173
New York State Medical Care Facilities, Finance Agency, Mount Sinai Hospital,
  Series 1983, 5.95%, 8/15/2009 ................................................  3,245,000          AAA             3,416,368
Port Authority of New York & New Jersey, Series 1996, 7%, 10/1/2007 ............  2,000,000          BBB             2,262,340

North Carolina

North Carolina Eastern Municipal Power Agency, Series C, 7%, 1/1/2007 ..........  7,965,000          AA              9,093,003
North Carolina Municipal Power Agency, 5.25%, 1/1/2009 .........................  8,500,000          AAA             8,985,180
North Carolina Municipal Power Agency #1, Catawba Electric Refunding Revenue,
  7.25%, 1/1/2007 ..............................................................  6,500,000          A               7,603,570

Ohio

Ohio Water Development Authority, Pollution Control Revenue, Ohio Edison
  Company Project, Series 1989 A, 7.625%, 7/1/2023 .............................  4,890,000          BBB             5,106,872

Pennsylvania

Philadelphia, PA, Hospital and Higher Education Facilities Authority, Temple
  University Hospital, Series A, 6.5%, 11/15/2008 ..............................  2,800,000          A               3,148,656

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder Managed Municipal Bonds

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Rhode Island

Convention Center Authority Rhode Island Revenue, 5%, 5/15/2020 (c) ............ 14,000,000          AAA            13,653,780
Rhode Island Housing and Mortgage Finance Corp., Home Ownership Opportunity
  Bond, Series 2, 7.5%, 10/1/2021 ..............................................     30,000          AA                 30,558

Tennessee

Knox County, TN, Health, Education and Housing Facilities Board, Fort Sanders
  Alliance, 7.25%, 1/1/2009 (c) ................................................  3,250,000          AAA             3,948,880

Texas

Austin, TX, Combined Utility Systems Revenue Refunding, Zero Coupon,
  Series 1993A, 5/15/2003 (c) ..................................................  2,890,000          AAA             2,336,388
Dallas-Fort Worth, TX, International Airport, American Airlines Inc., 7.5%,
  11/1/2025 .................................................................... 14,250,000          BBB            15,370,763
Dallas-Fort Worth, TX, International Airport Revenue:
  Series A, 7.375%, 11/1/2009 (c) ..............................................  4,500,000          AAA             5,264,640
  Series A, 7.8%, 11/1/2007 (c) ................................................  2,390,000          AAA             2,854,783
Harris County, TX, 5.5%, 8/15/2006 (c) (e) .....................................  3,070,000          AAA             3,259,665
Harris County, TX, Health Facilities Texas Medical Center Project, Series 1996,
  6.25%, 5/15/2010 (c) .........................................................  3,000,000          AAA             3,404,640
Harris County, TX, Toll and Sub Lien, Series A, Zero Coupon, 8/15/2004 (c) .....  4,050,000          AAA             3,089,300
Houston, TX, Water Conveyance System Contract, Certificate of Participation,
  Series J, 6.125%, 12/15/2005 .................................................  2,500,000          AAA             2,773,300
Houston, TX, Water and Sewer System Authority:
  Series C, Zero Coupon, 12/1/2005 (c) ......................................... 15,000,000          AAA            10,766,400
  Series C, Zero Coupon, 12/1/2007 (c) .........................................  3,400,000          AAA             2,211,224
Lower Colorado River Authority, TX, Revenue Refunding, Zero Coupon,
  1/1/2003 (c) .................................................................  8,900,000          AAA             7,312,863
San Antonio, TX, Airport Systems Revenue Refunding, 7%, 7/1/2002 (c) ...........  1,695,000          AAA             1,869,500
San Antonio, TX, Electric and Gas, Revenue Refunding:
  Series A, Zero Coupon, 2/1/2005 (c) ..........................................  7,000,000          AAA             5,214,930
  Series B, Zero Coupon, 2/1/2005 (c) ..........................................  5,000,000          AAA             3,724,950
Texas Municipal Power Agency Revenue, Zero Coupon, 9/1/2012 ....................  5,150,000          AAA             2,550,950

Utah

Intermountain Power Agency, UT, Power Supply Revenue, Series C, 5.25%,
  7/1/2014 .....................................................................  4,000,000          AA              4,122,640
Intermountain Power Supply Agency, UT, Series 1993, 5.55%, 7/1/2011 ............  3,000,000          A               3,135,330
Salt Lake City, UT, Hospital Revenue, Intermountain Health Care, Series 1992,
  Inversed Inflow, 7.26%, 2/15/2012*** .........................................  1,500,000          AA              1,677,915

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder Managed Municipal Bonds

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Utah Associated Municipal Power System, Hunter Project, Refunding Revenue,
  Zero Coupon, 7/1/2003 (c) ....................................................  5,700,000          AAA             4,589,241

Virgin Islands

Virgin Islands Public Finance Authority Revenue, 5.5%, 10/1/2008 ...............  1,500,000          BBB-            1,569,270

Virginia

Chesapeake, VA Water and Sewer, Series 1995A, 5%, 12/1/2025 ....................  5,000,000          AA              4,955,550
Virginia Beach, VA, Development Authority, Virginia Beach General Hospital
  Project, 5.125%, 2/15/2018 (c) ...............................................  3,000,000          AAA             3,009,060

Washington

Seattle, WA, Port Revenue:
  5.375%, 8/1/2013 .............................................................  1,460,000          AAA             1,512,385
  5.375%, 8/1/2014 .............................................................  1,805,000          AAA             1,861,984
Washington Health Care Facilities Authority:
  Empire Health Services-Spokane, 5.8%, 11/1/2008 (c) ..........................  4,865,000          AAA             5,353,251
  Franciscan Health System -- St. Joseph's Hospital:
   5.4%, 1/1/2007 (c) ..........................................................  2,000,000          AAA             2,114,420
   5.4%, 1/1/2008 (c) ..........................................................  2,645,000          AAA             2,812,693
Washington Public Power Supply System:
  Nuclear Project #1, Refunding Revenue:
   Series 1990B, 7.25%, 7/1/2009 (c) ........................................... 12,350,000          AAA            14,913,119
   Series 1993B, 5.5%, 7/1/2006 (c) ............................................  4,915,000          AAA             5,238,849
   Series A, 7.15%, 7/1/2002 (c) ...............................................  2,550,000          AAA             2,685,762
   Series A, Zero Coupon, 7/1/2007 (c) .........................................  8,570,000          AAA             5,616,092
  Nuclear Project #2, Refunding Revenue:
   Series 1993B, 5.5%, 7/1/2006 (c) ............................................  4,000,000          AAA             4,263,560
   Series A, 6%, 7/1/2007 (c) ..................................................  7,000,000          AAA             7,721,210
   Series A, 7.25%, 7/1/2006 ...................................................  7,000,000          AAA             8,197,000
  Nuclear Project #3, Refunding Revenue:
   5.65%, 7/1/2008 (c) .........................................................  3,000,000          AAA             3,245,280
   Series A, Zero Coupon, 7/1/2006 (c) .........................................  1,380,000          AAA               951,524
   Series B, 7.375%, 7/1/2004 ..................................................    750,000          AA                807,578
   Series B, Prerefunded, 7.25%, 7/1/2015 (d) ..................................  5,000,000          AAA             5,339,600
   Series B, Zero Coupon, 7/1/2002 (c) ......................................... 11,925,000          AAA             9,983,133
   Series B, Zero Coupon, 7/1/2006 (c) .........................................  5,555,000          AAA             3,830,228
   Series C, 5%, 7/1/2006 (c) ..................................................  5,000,000          AAA             5,163,050

    The accompanying notes are an integral part of the financial statements.


                      18 - Scudder Managed Municipal Bonds

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Wisconsin

Green Bay, WI, Industrial Development Revenue, Weyerhaeuser Company Project,
  Series A, 9%, 9/1/2006 .......................................................  1,700,000          NR              1,712,835
Wisconsin Health and Educational Facilities Authority, Hospital Sisters
  Services Inc., Obligated Group, 5.375%, 6/1/2013 (c) .........................  1,500,000          AAA             1,526,355

Wyoming

Wyoming Community Development Authority, Single Family Mortgage, Series A,
  5.85%, 6/1/2013 ..............................................................  3,000,000          AA              3,097,890
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $648,792,861)                                                          721,199,024
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $658,492,861) (a)                                                       730,899,024
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $658,492,861. At June 30, 1998, gross and net unrealized appreciation for all securities based on tax cost was $72,406,163. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $72,431,826 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $25,663.

  (b) All of the securities held have been determined by the Adviser to be of the appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments (SKI) and unrated securities (NR) have been determined to be of comparable quality to rated securities.

  (c) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

  (d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

  (e) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

  (f) At June 30, 1998, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

   ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

  *** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rates as of June 30, 1998.

    The accompanying notes are an integral part of the financial statements.


                      19 - Scudder Managed Municipal Bonds

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of June 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $658,492,861) ................     $ 730,899,024
                 Cash .................................................................            97,158
                 Interest receivable ..................................................        11,262,984
                 Receivable for Fund shares sold ......................................           393,044
                 Other assets .........................................................            18,270
                                                                                           ----------------
                 Total assets .........................................................       742,670,480
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ....................................................         1,450,145
                 Payable for investments purchased ....................................         3,138,523
                 Payable for when-issued securities ...................................         4,658,275
                 Payable for Fund shares redeemed .....................................           250,221
                 Accrued management fee ...............................................           297,909
                 Other payables and accrued expenses ..................................           155,923
                                                                                           ----------------
                 Total liabilities ....................................................         9,950,996
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 732,719,484
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on investments ............        72,406,163
                 Accumulated net realized loss ........................................        (5,342,378)
                 Paid-in capital ......................................................       665,655,699
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 732,719,484
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($732,719,484 / 80,459,907 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ........................................................             $9.11
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                      20 - Scudder Managed Municipal Bonds

                             Statement of Operations

                   six months ended June 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest .............................................................     $  20,465,377
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................         1,860,101
                 Services to shareholders .............................................           225,491
                 Custodian and accounting fees ........................................            97,406
                 Trustees' fees and expenses ..........................................            19,517
                 Reports to shareholders ..............................................            24,345
                 Auditing .............................................................            24,646
                 Registration fees ....................................................            16,105
                 Legal ................................................................             7,419
                 Other ................................................................            10,902
                                                                                           ----------------
                                                                                                2,285,932
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         18,179,445
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................           789,827
                 Futures ..............................................................          (188,900)
                                                                                           ----------------
                                                                                                  600,927
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................        (2,065,515)
                 Futures ..............................................................           128,825
                                                                                           ----------------
                                                                                               (1,936,690)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    (1,335,763)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  16,843,682
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      21 - Scudder Managed Municipal Bonds

                       Statements of Changes in Net Assets

                                                                                     Six Months
                                                                                       Ended
                                                                                      June 30,         Year ended
                                                                                        1998          December 31,
Increase (Decrease) in Net Assets                                                    (Unaudited)          1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .......................................     $  18,179,445     $  36,962,574
                 Net realized gain (loss) from investment transactions .......           600,927         4,446,931
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ................        (1,936,690)       22,559,064
                                                                                  ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations ...............................................        16,843,682        63,968,569
                                                                                  ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income .......................................       (18,179,445)      (36,962,574)
                                                                                  ----------------  ----------------
                 Net realized gains ..........................................          (400,769)       (3,989,109)
                                                                                  ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ...................................        43,946,610        65,569,325
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ............................         9,644,184        21,815,625
                 Cost of shares redeemed .....................................       (47,442,783)     (119,516,692)
                                                                                  ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .............................................         6,148,011       (32,131,742)
                                                                                  ----------------  ----------------
                 Increase (decrease) in net assets ...........................         4,411,479        (9,114,856)
                 Net assets at beginning of period ...........................       728,308,005       737,422,861
                                                                                  ----------------  ----------------
                 Net assets at end of period .................................     $ 732,719,484     $ 728,308,005
                                                                                  ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...................        79,790,697        83,437,562
                                                                                  ----------------  ----------------
                 Shares sold .................................................         4,813,245         7,354,111
                 Shares issued to shareholders in reinvestment of
                    distributions ............................................         1,058,947         2,441,767
                 Shares redeemed .............................................        (5,202,982)      (13,442,743)
                                                                                  ----------------  ----------------
                 Net increase (decrease) in Fund shares ......................           669,210        (3,646,865)
                                                                                  ----------------  ----------------
                 Shares outstanding at end of period .........................        80,459,907        79,790,697
                                                                                  ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                      22 - Scudder Managed Municipal Bonds

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                    Six Months
                                                  Ended June 30,
                                                      1998                      Years Ended December 31,
                                                   (Unaudited)      1997        1996       1995        1994        1993
----------------------------------------------------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------
Net asset value, beginning of period ............    $ 9.13       $  8.84     $  8.94    $  8.07     $  9.09     $  8.72
                                                   -------------------------------------------------------------------------
Income from investment operations:
Net investment income ...........................       .23           .46         .45        .48         .46         .47
Net realized and unrealized gain (loss) on
  investment transactions .......................      (.01)          .34        (.10)       .87       (1.00)        .66
                                                   -------------------------------------------------------------------------
Total from investment operations ................       .22           .80         .35       1.35        (.54)       1.13
                                                   -------------------------------------------------------------------------
Less distributions:
From net investment income ......................      (.23)         (.46)       (.45)      (.48)       (.46)       (.47)
From net realized gains on investment
  transactions ..................................      (.01)         (.05)         --         --          --        (.29)
In excess of net realized gains .................        --            --          --         --        (.02)         --
                                                   -------------------------------------------------------------------------
Total distributions .............................      (.24)         (.51)       (.45)      (.48)       (.48)       (.76)
                                                   -------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------
Net asset value, end of period ..................    $ 9.11       $  9.13     $  8.84    $  8.94     $  8.07     $  9.09
                                                   -------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ................................      2.34**        9.29        4.15      17.12       (6.04)      13.32
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........       733           728         737        775         709         910
Ratio of operating expenses to average net
  assets (%) ....................................       .63*          .64         .63        .63         .63         .63
Ratio of net investment income to average net
  assets (%) ....................................      5.01*         5.12        5.20       5.59        5.41        5.21
Portfolio turnover rate (%) .....................      18.7*          9.8        12.2       17.8        33.7        52.8

*  Annualized
** Not annualized


                      23 - Scudder Managed Municipal Bonds

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Managed Municipal Bonds (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market securities are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended June 30, 1998, the Fund did not enter into any futures contracts.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.


                      24 - Scudder Managed Municipal Bonds

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

In addition, from November 1, 1997 through December 31, 1997, the Fund incurred approximately $151,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1998.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of call or maturity.

                      B. Purchases and Sales of Securities

During the six months ended June 30, 1998, purchases and sales of municipal securities (excluding short-term investments) aggregated $70,259,174 and $66,341,382, respectively.

The aggregate face value of futures contracts closed during the six months ended June 30, 1998 was $11,918,050. No futures contracts were opened during the period.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.55% on the first $200,000,000 of


                      25 - Scudder Managed Municipal Bonds
average daily net assets, 0.50% on the next $500,000,000 of such net assets and 0.475% on such net assets in excess of $700,000,000, computed and accrued daily and payable monthly. For the six months ended June 30, 1998, the fee pursuant to these agreements amounted to $1,860,101, which was equivalent to an annual effective rate of .51% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. During the six months ended June 30, 1998, the amount charged to the Fund by SSC aggregated $158,782, of which $26,400 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $49,300, of which $8,379 is unpaid at June 30, 1998.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1998, Trustees' fees and expenses aggregated $19,517.


                      26 - Scudder Managed Municipal Bonds

                                    This Page
                                  intentionally
                                   left blank.



                      27 - Scudder Managed Municipal Bonds

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.

                      28 - Scudder Managed Municipal Bonds

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      29 - Scudder Managed Municipal Bonds

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      30 - Scudder Managed Municipal Bonds


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      31 - Scudder Managed Municipal Bonds

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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